SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 7, 2001


                              Hybrid Networks, Inc.
             (Exact name of registrant as specified in this charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



           0-23289                                    77-02520931

(Commission File Number)                 (I.R.S. Employer Identification Number)



                  6409 Guadalupe Mines Road, San Jose, CA 95120
               (Address of principal executive offices) (Zip Code)


                                 (408) 323-6250
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events

Hybrid Networks, Inc. reports that its fixed broadband wireless system has been commercially launched by WorldCom Group to deliver high speed Internet access service to business customers in Tallahassee, Florida on November 7, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 7, 2001              Hybrid Networks, Inc.


                                      By:  /s/ Michael D. Greenbaum
                                           -----------------------------------
                                           Michael D. Greenbaum
                                           President and Chief Executive Officer